SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 1, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-28074                                           04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

          25 First Street
           Cambridge, MA                                     02141
(Address of Principal Executive Offices)                   (Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


A. Bonus Plans
   -----------

On June 1, 2006, the Compensation Committee of the Board of Directors (the "Committee") of Sapient Corporation (the "Company") approved two company cash bonus plans, each of which is effective for the period beginning January 1, 2006 and ending December 31, 2006: the Sapient Corporation Winning Performance Plan ("WPP") and the Sapient Corporation 2006 Global Performance Bonus Plan (the "Performance Plan"). Each of the Company's executive officers is eligible to participate in one of the two bonus plans (other than the Chief Executive Officer, who does not participate in the plans).

WPP
---

The WPP includes among its eligible participants certain of the Company's executive officers and is designed to award individual performance. Employees who maintain the title of Client Executive, Business Lead or Business Unit (BU) Lead, and meet such other criteria described in the Plan, are eligible to participate in the Plan.

An employee's bonus under the WPP, if any, is determined by the Winning Performance Score ("WPS") achieved by the employee. An employee's WPS is based on the employee's contribution to the Company's profitability and other non-monetary factors. A WPS is calculated by multiplying the following two scores computed with respect to the employee:


     (a) Strategic Context Score ("SCS"). The SCS is a measure of the employee's connection to and promotion of the Company's "Strategic Context," as determined by (among other factors) the ratings the employee attains in the Company's performance feedback processes; the performance of individuals whom the employee manages; and other measures such as morale, turnover and the employee's compliance with Company policies and procedures, such as client contracts processes. An employee can receive one of three SCSs:
     110%, 100% or 75%.


     (b) Value Creation Score (VCS). The VCS is determined by multiplying a Value Factor by the employee's Client Contribution Profit ("CCP"). An employee's Value Factor measures the value the employee creates for the Company and its clients. The Value Factor begins at 100% and increases by 2%, up to a maximum of 110%, for each of the performance thresholds specified in the WPS that are achieved by the employee. The performance thresholds include making a referral that results in a minimum amount of new revenue, creating a client innovation that can be resold profitably, achieving client satisfaction scores that exceed the Company's targets, generating revenues for the Company outside of the employee's core expertise and achieving certain cost-savings goals. An employee's Client Contribution Profit ("CCP") is the profit generated from client projects for which the employee is responsible.

The WPS is calculated at the end of the plan year, and is measured against a target CCP for the employee to determine bonus payment. If the WPS is less than a certain percentage of target CCP, the individual receives no bonus. If the WPS is more than such percentage of target CCP, the individual receives a bonus, determined based on the amount by which the WP exceeds the target CCP.

To be eligible to receive a bonus, individuals must be working at the Company at the time of payout. Payouts are expected to be made annually, in the first quarter following the conclusion of each plan year.

Peformance Plan
---------------

The Performance Plan includes among its eligible participants certain of the Company's executive officers. Individuals who maintain the title of Associate, Senior Associate, Specialist, Senior Specialist, Manager, Senior Manager, Director, Vice President, Senior Vice President, Executive Vice President, and Executive Officer, and meet such other criteria described in the Performance Plan, are eligible to participate in the Performance Plan.

The components of the Performance Plan include: (A) funding of a pool available for bonuses based on satisfactory Company operating margin performance, and (B) distribution to individuals of any bonus pool made available to a Company business unit or other group or based on team and individual performance against criteria determined by the Company, its business units and/or other groups or teams. The target bonus opportunity for the Company's executive officers is an individually established dollar amount (versus an amount based on a percentage of the individual's base salary) determined by the Committee during the plan year. The performance criteria and/or goals for the executive officers may include the following:

     --   Client Satisfaction
     --   Client and/or Engagement Recognized Revenue
     --   Client Contribution Margin and/or Engagement (project) Margin
     --   People Satisfaction and Turnover
     --   Fostering connection to the Company's Strategic Context
     --   Leadership
     --   Winning Performance Score

Each individual is assigned an "Individual Payout Percentage." The Individual Performance Percentage for an individual may range between 50% and 150% of Company funding amount, based on a full (i.e., 100%) funding level for employee bonuses, depending on the person's performance.

Provided that a business unit or other Company group or team receives bonus funding and an allocation, and subject to pool and allocation size, a participant's bonus will be calculated based on his or Individual Payout Percentage. The Individual Payout Percentage is multiplied by the individual's eligible bonus amount to arrive at the bonus payout.

To be eligible to receive a bonus, individuals must be working at the Company at the time of payout. Payments for 2006 will be made after the Company has reported its 2006 annual results and after all calculations have been completed (Q1 2007 timeframe is currently anticipated for payout).


B. Forms of Restricted Stock Unit Agreements for Board of Director Grants
   ----------------------------------------------------------------------

Additionally, on June 1, 2006 the Committee approved forms of Restricted Stock Units Agreements, attached as Exhibit 10.1 and 10.2, under which members of the Corporation's Board of Directors will receive restricted stock units in consideration for their service on the Board of Directors.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

     10.1 Form of Restricted Stock Units Agreement for initial grant to newly appointed members of the Board of Directors

     10.2 Form of Restricted Stock Units Agreement for annual grants to reelected members of the Board of Directors



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 7, 2006                                     SAPIENT CORPORATION
                                                           (Registrant)


                                                       By: /s/ Kyle A. Bettigole
                                                           ---------------------
                                                           Kyle A. Bettigole
                                                           Assistant Secretary